U. S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549



                                      FORM 8-K



                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  August 15, 1997




                            BALTIC INTERNATIONAL USA, INC.
              (Exact name of registrant as specified in its charter)




                                      TEXAS
                  (State or other jurisdiction of incorporation)




           1-12908                                       76-0336843
  (Commission File Number)                            (IRS Employer
                                                      Identification No.)




           1990 Post Oak Boulevard, Suite 1630, Houston, Texas 77056 (Address of principal executive offices, including zip code)




                                  (713) 961-9299
               (Registrant's telephone number, including area code)



Item 1  Changes in Control of Registrant

        Inapplicable

Item 2  Acquisition or Disposition of Assets

        Inapplicable

Item 3  Bankruptcy or Receivership

        Inapplicable

Item 4  Changes in Registrant's Certifying Accountant

        Inapplicable

Item 5  Other Events

        The Company was notified by Nasdaq in April 1997 that it failed to satisfy certain continued listing requirements necessary in order to maintain the listing of its Common Stock on The Nasdaq SmallCap Market. The Company has achieved the required level of capital and surplus during August 1997 to maintain the Nasdaq listing requirements. During July and August 1997, the Company has issued an aggregate of 3,050,000 shares of common stock for $1,275,000 in connection with private placements. In connection with the subscription agreements for 2,500,000 shares issued, the shareholders have declared their intentions not to offer for resale the shares for at least 24 months from the date of purchase. As a condition of its continued listing on The Nasdaq SmallCap Market, the Company was required to file a pro forma balance sheet evidencing compliance.

Item 6  Resignations of Registrant's Directors

        Inapplicable

Item 7  Financial Statements and Exhibits

 Pro forma Condensed Consolidated Balance Sheet
  as of June 30, 1997                                                page 4

Item 8  Change in Fiscal Year

        Inapplicable




                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BALTIC INTERNATIONAL USA, INC.



                                           By  /s/JAMES W. GOODCHILD
                                               ---------------------------
                                               JAMES W. GOODCHILD, Chief
                                               Operating and Financial
                                                Officer

Dated:  August 15, 1997



                          BALTIC INTERNATIONAL USA, INC.
                  Pro Forma Condensed Consolidated Balance Sheet
                                   (unaudited)


                                                                                 Pro Forma
                                                 June 30,       Pro Forma         June 30,
                                                  1997         Adjustments         1997
                                                                   (1)
ASSETS

CURRENT ASSETS
Cash and cash equivalents                      $   40,815      $1,275,000     $ 1,315,815
Accounts receivable                                89,336                          89,336
Inventory                                         129,488                         129,488
Prepaids and deposits                             258,956                         258,956
                                                ----------      ----------      ---------
Total current assets                              518,595       1,275,000       1,793,595
                                                ----------      ----------      ---------

PROPERTY AND EQUIPMENT, net                        13,395                          13,395
INVESTMENT IN AND ADVANCES TO JOINT OPERATIONS  3,731,801                       3,731,801
OTHER ASSETS                                      187,430                         187,430
GOODWILL, NET                                     223,578                         223,578
                                               ----------      ----------      ----------
Total assets                                   $4,674,799      $1,275,000     $ 5,949,799
                                               ==========      ==========      ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities       $  685,907                     $   685,907
Short-term debt, net                            2,438,125                       2,438,125
Commitments for guarantees on BIA liabilities     146,375                         146,375
Other current liabilities                          65,837                          65,837
                                               ----------      ----------       ---------
Total liabilities                               3,336,244                       3,336,244
                                               ----------      ----------       ---------

COMMITMENTS AND CONTINGENCIES                           -                               -

STOCKHOLDERS' EQUITY
Preferred stock:
  Series A, convertible, $10 par value,
   500,000 shares authorized, 123,000 shares
   issued and outstanding                       1,230,000                       1,230,000
  Series B, convertible, $10 par value,
   $25,000 stated value, 70 shares authorized,
   27 shares issued and outstanding               675,000                         675,000
Common stock, $.01 par value, 20,000,000 shares
 authorized, 8,061,026 and 11,111,026 shares
 issued and outstanding                            80,610          30,500         111,110
Additional paid-in capital                     10,284,940       1,244,500      11,529,440
Accumulated deficit                           (10,931,995)                    (10,931,995)
                                              -----------     -----------     -----------
Total stockholders' equity                      1,338,555       1,275,000       2,613,555
                                              -----------     -----------     -----------
Total liabilities and stockholders' equity    $ 4,674,799     $ 1,275,000     $ 5,649,799
                                              ===========     ===========     ===========

(1) The pro forma adjustments represent the issuances of an aggregate of 3,050,000 shares of common stock for $1,275,000 in connection with private placements that have occurred in July and August 1997.